Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pennsylvania Electric Company ("Company") on Form 10-Q/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Peter Burg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/H. Peter Burg
                                         ----------------------
                                              H. Peter Burg
                                         Chief Executive Officer
                                            November 26, 2002

                                       97

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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pennsylvania Electric Company ("Company") on Form 10-Q/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard H. Marsh, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/Richard H. Marsh
                                        ---------------------------
                                             Richard H. Marsh
                                         Senior Vice President and
                                          Chief Financial Officer
                                            November 26, 2002

                                       98